Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 3, 2017, by and among Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule A attached hereto (each, a “Purchaser,” and collectively, the “Purchasers”).

WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations thereunder, a registration statement on Form S-3 (File No. 333-197414), including a prospectus, relating to the shares to be issued and sold pursuant to this Agreement. The term “Registration Statement” as used herein refers to such registration statement (including all financial schedules and exhibits), as amended or as supplemented and includes information contained in the form of final prospectus and supplements thereto (the “Prospectus”) filed with the SEC pursuant to Rule 424(b) of the rules under the Securities Act and deemed to be part thereof at the time of effectiveness (the “Effective Date”) pursuant to Rule 430B of the rules under the Securities Act; and

WHEREAS, the Company intends to pay Barclays Capital Inc. (the “Placement Agent”) a fee in respect of the sale of Shares (as defined below) to the Purchasers, and the Company has entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Barclays Capital Inc. that contains certain customary representations, warranties, covenants and agreements of the Company for the benefit of the Placement Agent alone.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Closing. Each Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to such Purchaser, a number of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), equal to such Purchaser’s subscription amount as set forth on Schedule A attached hereto (the “Subscription Amount”) divided by the Purchase Price (as defined below).  Upon satisfaction of the conditions set forth in Section 1.3, the closing of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of the Company on May 9, 2017, or at such other place or on such other date as the parties shall mutually agree. By executing this Agreement, each Purchaser consents and agrees to any later date and time for the Closing agreed to by the Company and the Placement Agent.

1.2 Per Share Purchase Price. The purchase price for the Shares shall be equal to $5.25 per share (the “Purchase Price”).

1.3 Closing Conditions.

(a) As a condition to each Purchaser’s obligation to consummate the transactions contemplated hereby, at the Closing, the Company shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to each Purchaser the items set forth below, as appropriate:

(i) this Agreement duly executed by the Company;

(ii) within five (5) business days of the Closing, a certificate evidencing the Shares, registered in the name of such Purchaser (unless such shares have been previously issued to such Purchaser through the book-entry facilities of The Depository Trust Company);

(iii) the representations and warranties made by the Company herein shall be true and correct in all material respects on the date hereof and on the date of the Closing;

(iv) all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of the Closing shall have been performed or complied with in all material respects;

(v) no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement; and

(vi) the Company shall have filed an application with The Nasdaq Stock Market for the listing of the Shares.

(b) As a condition to the Company’s obligation to consummate the transactions contemplated hereby, at the Closing, each Purchaser shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to the Company the items set forth below, as appropriate:

(i) this Agreement duly executed by such Purchaser;

(ii) the Subscription Amount by wire transfer of immediately available funds to the account of the Company as set forth on Schedule A hereto;

(iii) the representations and warranties made by such Purchaser herein shall be true and correct in all material respects on the date hereof and on the date of the Closing;

(iv) such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or before the Closing; and

(v) no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement.

(c) As of the date of the Closing, there shall have been no Material Adverse Effect (as defined below) with respect to the Company since the date hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. Except as set forth in the Company’s filings under the Securities Exchange Act of 1934, as amended, the Company hereby makes the following representations and warranties as of the date hereof and as of the date of the Closing to Purchasers:

(a) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s Restated Certificate of Incorporation or Amended and Restated Bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the SEC of a Form 8-K and prospectus supplement relating to the Registration Statement, and applicable Blue Sky filings, if any, and (ii) such as have already been obtained.

(e) Authorization of the Shares. The Shares, when issued at the Closing in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens created by the Company.

(f) Registration Statement. The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the SEC.

2.2 Representations and Warranties of Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the date of the Closing to the Company as follows:

(a) Organization; Authority. If Purchaser is not a natural person, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Information; Confidentiality. Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Shares as have been requested by Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Purchaser understands that its investment in the Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.  Other than to other persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(c) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(d) Sales; Short Selling. From and after the date Purchaser received any information about the existence of this offering, Purchaser has not offered, pledged, sold, contracted to sell, sold any option or contract to purchase, purchased any option or contract to sell, granted any option, right or warrant to purchase, loaned, or otherwise transferred or disposed of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, entered into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or directly or indirectly, through related parties, affiliates or otherwise sold “short” or “short against the box” (as those terms are generally understood) any equity security of the Company. Purchaser covenants that it will not, nor will it authorize or permit any person acting on its behalf to, engage in any such transactions until following the Closing.

(e) Information Regarding Purchaser. Purchaser has provided the Company with true, complete, and correct information regarding all applicable items with respect to such Purchaser on Schedule A to this Agreement.

(f) Placement Agents as Beneficiaries. Purchaser expressly acknowledges and agrees that all representations, warranties, covenants and agreements made or given by the Purchaser to the Company herein, are also irrevocably made and given for the benefit of the Placement Agent and that the Placement Agent is entitled to rely on the same in connection with the placement of the Shares as if such representations, warranties, covenants and agreements, as applicable, were made directly to the Placement Agent.

(g) Non-Reliance on Placement Agents. Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Shares and not to the

Purchaser. Purchaser further acknowledges that (i) the Placement Agent, its affiliates, and its respective representatives make no representation or warranty with regard to the merits of the offering of the Shares or as to the completeness or accuracy of any information or materials such Purchaser may have received in connection therewith, and Purchaser has not relied and will not rely on any information, representations or advice furnished by or on behalf of any of the Placement Agent, its affiliates or its respective representatives, orally or in writing, in making a decision to purchase the Shares, (ii) it will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Shares, (iii) it will be purchasing Shares based on the results of its own due diligence investigation of the Company and (iv) it has negotiated the offer and sale of the Shares directly with the Company, and the Placement Agent will not be responsible for the ultimate success of any such investment.

ARTICLE III

MISCELLANEOUS

3.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

3.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications is set forth on the Company signature page attached hereto in the case of the Company, and shall be supplementally provided in writing in the case of each Purchaser. For purposes of this Agreement, “Trading Day” shall mean a day on which the Company’s Common Stock is traded on the Nasdaq National Market, or, if the Company’s Common Stock is not eligible for trading on the Nasdaq National Market, any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

3.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

3.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither Company nor the Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

3.7 Termination. In the event that the Placement Agency Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action or obligation on the part of the parties hereto.

3.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

3.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.12 Replacement of Securities. If any certificate or instrument evidencing any of the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate.

3.13 Exculpation of the Placement Agents. The Company and each Purchaser agrees for the express benefit of the Placement Agent, its affiliates and its respective representatives that:

(a) None of the Placement Agent, its affiliates or its representatives: (i) have any duties or obligations under this Agreement; (ii) shall be liable for any improper payment made in accordance with this Agreement and the information provided herein by the Company; (iii) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence or willful misconduct or required by law.

(b) The Placement Agent, its affiliates and its respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Aratana Therapeutics, Inc.

By:	/s/ Steven St. Peter
Name:	Steven St. Peter
Title:	President & CEO

Address for Notice:

11400 Tomahawk Creek Parkway, Suite 340

Leawood, Kansas 66211

Attn: John C. Ayres

Tel: (913) 353-1003

With a copy to (which shall not constitute notice):

Latham & Watkins LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

Attn: Peter N. Handrinos

Tel: (617) 948-6060

Fax: (617) 948-6001

[Company Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Janus Investment Fund – Janus Venture Fund

Signature of Authorized Signatory of Purchaser:        /s/ Jonathan Coleman

Name of Authorized Signatory:        Jonathan Coleman

Title of Authorized Signatory:         Portfolio Manager

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Janus Capital Funds Plc – Janus Venture Fund

Signature of Authorized Signatory of Purchaser:        /s/ Jonathan Coleman

Name of Authorized Signatory:        Jonathan Coleman

Title of Authorized Signatory:         Portfolio Manager

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Deutsche Asset Management   (DWS US Growth)

Signature of Authorized Signatory of Purchaser:        /s/ Dr. Sebastian P. Werner

Name of Authorized Signatory:        Dr. Sebastian P. Werner

Title of Authorized Signatory:         Portfolio Manager, Director

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    EcoR1 Capital Fund Qualified, LP

Signature of Authorized Signatory of Purchaser:        /s/ Oleg Nodelman

Name of Authorized Signatory:        Oleg Nodelman

Title of Authorized Signatory:         Managing Member, EcoR1 Capital LLC, as GP

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    EcoR1 Capital Fund, LP

Signature of Authorized Signatory of Purchaser:        /s/ Oleg Nodelman

Name of Authorized Signatory:        Oleg Nodelman

Title of Authorized Signatory:         Managing Member, EcoR1 Capital LLC, as GP

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Ohio National Fund, Inc. – Small Cap Growth Portfolio

Signature of Authorized Signatory of Purchaser:       /s/ Jonathan Coleman

Name of Authorized Signatory:        Jonathan Coleman

Title of Authorized Signatory:         Portfolio Manager

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    CVI Investments, Inc. by: Heights Capital Management, Inc. its authorized agent

Signature of Authorized Signatory of Purchaser:        /s/ Martin Kobinger

Name of Authorized Signatory:        Martin Kobinger

Title of Authorized Signatory:         Investment Manager

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Alyeska Master Fund, L.P.

Signature of Authorized Signatory of Purchaser:        /s/ Jason Bragg

Name of Authorized Signatory:        Jason Bragg

Title of Authorized Signatory:         CFO and CCO, Alyeska Investment Group, L.P.

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Alyeska Master Fund 2, L.P.

Signature of Authorized Signatory of Purchaser:        /s/ Jason Bragg

Name of Authorized Signatory:        Jason Bragg

Title of Authorized Signatory:         CFO and CCO, Alyeska Investment Group, L.P.

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Rock Springs Capital Master Fund LP

By: Rock Springs General Partner LLC

Signature of Authorized Signatory of Purchaser:        /s/ Mark Bussard

Name of Authorized Signatory:        Mark Bussard

Title of Authorized Signatory:         Managing Member

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Grandeur Peak Global Advisors, LLC

Signature of Authorized Signatory of Purchaser:        /s/ Eric Huefner

Name of Authorized Signatory:        Eric Huefner

Title of Authorized Signatory:         President

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

Grandeur Peak Global Advisors, LLC, on behalf of

•	Grandeur Peak Global Opportunities Fund
•	Grandeur Peak Global Opportunities, L.P.
•	Grandeur Peak Global Reach Fund
•	Grandeur Peak Global Micro Cap Fund

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    FTIF – Franklin Biotechnology Discovery Fund_(4912) By: Franklin Advisers, Inc. its investment manager

Signature of Authorized Signatory of Purchaser:        /s/ Evan McCulloch

Name of Authorized Signatory:        Evan McCulloch

Title of Authorized Signatory:         Vice President

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    FSS – Franklin Biotechnology Discovery Fund (4402) By: Franklin Advisers, Inc. its investment manager

Signature of Authorized Signatory of Purchaser:        /s/ Evan McCulloch

Name of Authorized Signatory:        Evan McCulloch

Title of Authorized Signatory:         Vice President

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    On behalf of:   Special Situations Fund III QP, LP

Special Situations Cayman Fund, LP

Special Situations Life Sciences Fund, LP

Signature of Authorized Signatory of Purchaser:        /s/ Adam Stettner

Name of Authorized Signatory:        Adam Stettner

Title of Authorized Signatory:         Partner

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:    Broadfin Healthcare Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser:        /s/ Kevin Kotler

Name of Authorized Signatory:        Kevin Kotler

Title of Authorized Signatory:         Director

Email Address of Authorized Signatory:       xxxxx@xxxx.com

[Purchaser Signature Page to Securities Purchase Agreement]

Schedule A

Purchaser	Number of Shares	Subscription Amount
Alyeska Master Fund, L.P.	469,697	$2,465,909.00
Alyeska Master Fund 2, L.P.	305,303	$1,602,841.00
Broadfin Healthcare Master Fund, Ltd.	760,000	$3,990,000.00
CVI Investments, Inc.	725,000	$3,806,250.00
Deutsche Asset Management (DWS US Growth)	90,000	$472,500.00
EcoR1 Capital Fund Qualified, LP	502,830	$2,639,857.50
EcoR1 Capital Fund, LP	147,170	$772,642.50
FTIF – Franklin Biotechnology Discovery Fund_(4912)	502,000	$2,635,500.00
FSS – Franklin Biotechnology Discovery Fund (4402)	198,000	$1,039,500.00
Grandeur Peak Global Micro Cap Fund	2,625	$13,781.25
Grandeur Peak Global Opportunities Fund	85,825	$450,581.25
Grandeur Peak Global Opportunities, L.P.	30,925	$162,356.25
Grandeur Peak Global Reach Fund	35,625	$187,031.25
Janus Capital Funds Plc – Janus Venture Fund	21,558	$113,179.50
Janus Investment Fund – Janus Venture Fund	321,440	$1,687,560.00
Ohio National Fund, Inc. – Small Cap Growth Portfolio	27,002	$141,760.50
Rock Springs Capital Master Fund LP	250,000	$1,312,500.00
Special Situations Fund III QP, LP	288,750	$1,515,937.50
Special Situations Cayman Fund, LP	94,500	$496,125.00
Special Situation Life Sciences Fund, LP	141,750	$744,187.50
Total	5,000,000	$26,250,000